SCHEDULE 14A INFORMATION

                                                                                                                            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

                                                                                                                                            (Name of Registrant as Specified in Its Charter)

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The Long-Short Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE  68137

1-888-899-2726

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 24, 2011

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of The Long-Short Fund, to be held at the offices of the Trust's administrator, 450 Wireless Boulevard, Hauppauge, NY 11788, on October 24, 2011 at 10:00 a.m., Eastern time, for the following purposes:

1.

To approve a new Management Agreement with Preservation Trust Advisors, LLC ("PTA").  No fee increase is proposed.

2.

To approve reliance upon an order (if granted) from the Securities and Exchange Commission exempting the Trust and PTA from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit PTA to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees, but without the approval of shareholders.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 19, 2011 (the record date) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 24, 2011.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/longshortfund.pdf

By Order of the Board of Trustees

James Ash, Esq., Secretary

September 23, 2011

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in-person.

The Long-Short Fund

a series of

Northern Lights Fund Trust

with its principal offices at

4020 South 147th Street, Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 24, 2011

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Northern Lights Fund Trust (the "Trust") on behalf of The Long-Short Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on October 24, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about September 30, 2011.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new Management Agreement with Preservation Trust Advisors, LLC ("PTA").  No fee increase is proposed.

2.

To approve reliance upon an order (if granted) from the Securities and Exchange Commission exempting the Trust and PTA from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit PTA to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees, but without the approval of shareholders.

3.

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 19, 2011 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual report, including financial statements and schedules are available at no charge by sending a written request to the Fund, 450 Wireless Boulevard, Hauppauge, NY 11788 or by calling 1-888-899-2726.

PROPOSAL 1

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND PRESERVATION TRUST ADVISORS, LLC

Background

The primary purpose of this proposal is to approve PTA as the new investment adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new management agreement between the Trust, on behalf of the Fund, and PTA (the "New Management Agreement").  Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund's shareholders.  The New Management Agreement is similar in all material respects to the initial management agreement with the Fund's former investment adviser (the "Initial Management Agreement"), except that the date of its execution, effectiveness, and termination are changed and the New Management Agreement will include PTA as the Fund's investment adviser.  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

PTA is a privately-held investment advisory firm based in San Francisco, California that is registered as an investment adviser with the Securities and Exchange Commission.  PTA currently serves as the interim adviser to the Fund, as described more fully below, and has no other clients.

The Fund's former investment adviser, Bull Path Capital Management LLC ("Bull Path"), served in such capacity from the Fund's commencement of operations as a registered investment company on May 29, 2009 through August 14, 2011.  Previously, the Fund had been managed as an unregistered investment company, commonly known as a hedge fund, in the same style and by the same portfolio manager since inception on October 1, 2002.  On August 15, 2011, Bull Path assigned the Initial Management Agreement to PTA because Bull Path no longer wished to serve as investment adviser to the Fund and PTA had requested that the Board and the Fund's shareholders approve PTA as the new adviser to the Fund.  The assignment of the Initial Management Agreement automatically terminated the agreement.  The Investment Company Act of 1940, as amended (the "1940 Act"), requires that management agreements, other than certain interim management agreements referred to below, be approved by a vote of a majority of the outstanding shares of the Fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement with PTA.

At a meeting on June 24, 2011 (the "Board Meeting"), the Trustees approved an interim management agreement between the Trust, on behalf of the Fund, and PTA (the "Interim Management Agreement").  The Interim Management Agreement allows PTA to manage the Fund while the Trustees solicit shareholder approval for the New Management Agreement.  The Interim Management Agreement became effective on August 15, 2011 and will be effective for 150 days from that date or until the New Management Agreement is approved, if sooner.  The terms of the Interim Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) PTA replaces Bull Path as the adviser and (iii) all fees earned by PTA under the Interim Management Agreement will be held in a separate escrow account pending shareholder approval of the New Management Agreement.  If the Fund shareholders approve the New Management Agreement, the escrowed management fees will be distributed to PTA.

The Board of Trustees of the Trust approved the New Management Agreement for the Fund, subject to shareholder approval.

The Management Agreements

Under the terms of the Initial Management Agreement, Interim Management Agreement and New Management Agreement, the Fund's adviser receives an annual fee from the Fund equal to 1.25% of the Fund's average daily net assets.  For such compensation, the adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with PTA.  If the New Management Agreement with PTA is not approved, the Board of Trustees and PTA will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement will become effective upon approval by the shareholders of the Fund.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days notice by PTA given to the Fund.

The New Management Agreement, like the Initial Management Agreement, provides that PTA, as adviser, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Management Agreement at a meeting on February 27, 2009, and the initial shareholders of the Fund approved the Initial Management Agreement May 27, 2009, each approval made pursuant to an agreement and plan of reorganization, effective May 29, 2009.  During the fiscal year ended April 30, 2011, under the Initial Management Agreement, the Fund paid Bull Path $163,555 in advisory fees.  The Initial Management Agreement was renewed for an additional year by the Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on December 13, 2010.

Information Concerning PTA

PTA is a limited liability company organized under the laws of the State of Delaware, located at One Embarcadero Center, Suite 1140, San Francisco, CA  94111.  PTA was formed in 2010 for the purpose of providing investment advisory services to individuals, small business as well as pooled investment vehicles such as the Fund and non-registered investment companies.  As of the date of this proxy statement, the Fund is PTA's only client.  PTA is deemed to be controlled by Christopher R. Wolf because Mr. Wolf owns more than 25% of the voting interests of PTA.  The names, titles, addresses, and principal occupations of the officers and members of PTA are set forth below:

Name and Address*	Title(s)	Principal Occupation
Christopher R. Wolf	Chief Executive Officer, Chief Investment Officer and Portfolio Manager	Chief Investment Officer, PTA
Robert H. Munsie	Chief Risk Officer and Portfolio Manager	Chief Risk Officer, PTA
Lise H. Honore	Chief Operating Officer and Chief Compliance Officer	Chief Compliance Officer, PTA
Giles A.B. Conway-Gordon	Senior Advisor	Senior Advisor, PTA

* Each person's address is in care of PTA, One Embarcadero Center, Suite 1140, San Francisco, CA  94111.

Evaluation by the Board of Trustees

At an in-person meeting of the Board of Trustees on June 24, 2011, the Board, including the Independent Trustees, deliberated as to whether to approve the New Management Agreement with PTA.  In determining to approve the New Management Agreement, the Trustees considered written materials provided by PTA and the Trust's administrator (the "Report") that had been provided to the Board prior to the meeting.  These materials included: (a) information on the investment performance of a PTA-related adviser; (b) arrangements in respect of the distribution of the Fund's shares; and (c) the resources available with respect to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by PTA, including information on the overall organization of the adviser and investment management staffing.  The following summarizes the Trustees' review process and the information on which their conclusions were based:

In their consideration of the proposed New Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Management Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of PTA regarding the investment experience of Christopher Wolf, the proposed portfolio manager for the Fund, as well as the investment experience of the officers and support staff of PTA.  The representatives also discussed expanding the alternative investment strategies of the Fund beyond a long-short strategy as well as PTA's qualification to manage such strategies.  The Trustees discussed the extent of PTA's research capabilities and the experience of its asset management personnel.  The Trustees noted that PTA has adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund's investment policies and limitations, as well as federal securities laws.  The Trustees concluded that PTA has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because PTA had not yet commenced managing the Fund, the Trustees could not consider the Fund's investment performance.  However, the Board, including the Independent Trustees, considered the past performance of Cogo Wolf Asset Management, LLC ("Cogo Wolf"), which shares key personnel with PTA, including Mr. Wolf.  The Trustees reviewed the performance of a private fund, with an investment strategy substantially similar to that of the Fund, for which Cogo Wolf serves as investment adviser.  The Trustees concluded that the prior performance information was helpful, but not directly comparable to the Fund.  Based upon the totality of investment experience of PTA and its key employees, the Board concluded that PTA has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that PTA would charge a 1.25% annual advisory fee based on the average net assets of the Fund, the same as the fee previously paid to Bull Path.  The Trustees concluded that the Fund's advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in a long-short strategy peer group.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any economies of scale.  It was noted that because of the Fund's size, economies of scale were unlikely to be realized in the near future and were not a relevant consideration. After discussion, the Trustees stated that the officers will monitor the Fund's asset level, and, if economies of scale become a relevant consideration, they would re-evaluate the Fund's advisory fee when the New Management Agreement is considered for renewal.

Profitability.  The Board considered the anticipated profits to be realized by PTA in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by PTA from other activities related to the Fund. The Trustees noted that PTA has agreed to waive part or all of its management fees and reimburse the Fund for expenses to limit the amount of the Fund's normal operating expenses (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) such that they will not exceed 1.98% for Class I shares, 2.98% for Class C shares and 2.23% for Class A shares.  The Board noted that because of that agreement and the Fund's size, any profits earned by PTA were expected to be reasonable.

Conclusion.  Having requested and received such information from PTA as the Board believed to be reasonably necessary to evaluate the terms of the New Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the New Management Agreement.

PROPOSAL 2

APPROVAL OF RELIANCE UPON AN ORDER (IF GRANTED) FROM THE SECURITIES AND EXCHANGE COMMISSION EXEMPTING THE TRUST AND PTA FROM CERTAIN PROVISIONS OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND RULES THEREUNDER THAT WOULD PERMIT PTA TO ENTER INTO NEW SUB-ADVISORY AGREEMENTS, OR TO AMEND THE TERMS OF EXISTING SUB-ADVISORY AGREEMENTS, WITH THE APPROVAL OF THE BOARD OF TRUSTEES, BUT WITHOUT THE APPROVAL OF SHAREHOLDERS.

Background

The purpose of this proposal is to enable PTA, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint a non-affiliated investment sub-adviser or sub-advisers or to replace a then-existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  To do so, the Trust and PTA have applied for or will apply for exemptive relief from the SEC (the "Manager of Managers Order") to permit PTA, with the approval of the Board of Trustees, to take such actions.  However, there is no guarantee such exemptive relief will be granted.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the applicable fund.  Therefore, without the exemptive relief, if and when PTA seeks to hire a sub-adviser or sub-advisers or replace a then-existing sub-adviser to provide investment advisory services to the Fund, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and PTA or the Fund would be required to pay the costs of such activities.  The Adviser pays the sub-advisers and the Fund does not bear such expenses.

The Board of Trustees of the Trust approved the filing of an application (the "Application") by the Trust and PTA for the Manager of Managers Order.

The Application for a Manager of Managers Order

The Application states that if the Manager of Managers Order is granted, PTA will obtain the approval of the Board, including a majority of the Independent Trustees, when hiring or changing sub-advisers or making material changes to an existing sub-advisory agreement, but approval by shareholders of the Fund will not be sought or obtained.  The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-adviser that is not affiliated with PTA.  Shareholder approval would continue to be required for such actions involving an affiliated sub-adviser.

If the Manager of Managers Order is granted, Fund sub-advisory agreements will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, the Fund will prominently disclose in its prospectus that PTA monitors the Fund's sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-adviser(s) should be retained or released.  The Fund will also disclose that it operates pursuant to the terms and conditions of the Fund's Application.

The Fund will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement.

If the Manager of Managers Order is granted by the SEC, the Fund will begin relying on the Manager of Managers Order, only if Fund shareholders have also approved the manager of managers arrangement prior to its issuance by the SEC.

Board Considerations

At a meeting on August 29, 2011, the Board of Trustees considered whether to approve the filing of the Application.  A representative of PTA explained that, presently, the adviser employs no sub-advisers, and that to more effectively manage the Fund, it was the desire of PTA to engage one or more sub-advisers, in the future, to implement sophisticated alternative strategies, when appropriate.  The Board noted that with the Manager of Managers Order, the Fund would be able to act more quickly and with less expense to replace or hire a sub-adviser or sub-advisers when the Board and PTA feel that a change would benefit the Fund.  The Trustees further noted that this speed and efficiency could be a significant benefit to Fund shareholders.  Without the Manager of Managers Order, the Board noted that the Fund, at least temporarily, could have a sub-adviser who would be unable to manage a Fund's assets diligently because of unexpected changes to the sub-advisers personnel or other events.  The Board also considered that, absent such an order, in a situation where a sub-adviser has unexpectedly resigned or a change-in-control event occurs (resulting in the termination of the sub-advisory agreement), the Trust and the Fund could be forced to operate without that sub-adviser, which could be disruptive to the operations of the Fund.  The Trustees agreed that the Manager of Managers Order would tend to reduce Fund expenses as it would eliminate the need for a shareholder meeting and proxy costs.

The Board concluded that permitting PTA and the Board to change sub-advisory arrangements when a change is in shareholders' best interests, without incurring unnecessary delay or expense, would be appropriate and in the interests of Fund shareholders and would allow the Fund to operate more efficiently.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Fund's reliance on an order (if granted) by the SEC for exemption from certain requirements under the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust's principal executive offices are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund retained Bull Path as investment adviser through August 14, 2011, and the Fund currently retains PTA as investment adviser under the Interim Management Agreement, effective as of August 15, 2011.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement, for approval of the Fund's reliance on an order (if granted) by the SEC for exemption from certain requirements of the 1940 Act and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in-person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 246,452 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each Proposal 1 and Proposal 2.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in-person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposals, non-votes and abstentions will have the same effect as a vote against the proposals because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Name and Address of Owner	Fund Class	Number of Shares	Nature of Ownership	Percent of Fund Shares
AMERITRADE INC FOR THE EXCLUSIVE PO BOX 2226 OMAHA NE 68103-2226 AMERICAN ENTERPRISE P.O. BOX 9446 MINNEAPOLIS MN 55474	Class A Shares Class A Shares	75,422 11,835	Beneficial Beneficial	47.9% 7.52%

NFS

ELSA RAPP

U/A 12/30/1991

3442 JOAN CT

FALLS CHURCH VA 22042

LPL FINANCIAL

9785 TOWNE CENTRE DRIVE

SAN DIEGO,CA 92121-1968

LPL FINANCIAL

9785 TOWNE CENTRE DRIVE

SAN DIEGO,CA 92121-1968

AMERICAN ENTERPRISE

P.O. BOX 9446

MINNEAPOLIS MN 55474

AMERICAN ENTERPRISE

P.O. BOX 9446

MINNEAPOLIS MN 55474

RAND CHRISTOPHER

9785 TOWNE CENTRE DRIVE

SAN DIEGO CA 92121-1968

	Class C Shares Class C Shares Class C Shares Class C Shares Class C Shares Class C Shares	2,805 510 833 589 1173 2906	Beneficial Beneficial Beneficial Beneficial Beneficial Beneficial	29.09% 5.30% 8.64% 6.11% 12.16% 30.14%
LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121 MILLENNIUM TRUST COMPANY LLC 820 JORIE BLVD OAK BROOK, IL 60523 CHRISTOPHER R. WOLF 53 IRONSHIP PLZ SAN FRANCISCO CA 94111	Class I Shares Class I Shares Class I Shares	19,010 27,052 16,979	Beneficial Beneficial Beneficial	23.96% 34.10% 21.4%

Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James Ash, Esq., Secretary, Northern Lights Fund Trust, 450 Wireless Boulevard, Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by PTA.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and PTA will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and PTA may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.  Certain officers, employees and agents of The Altman Group may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which they will receive customary compensation, which will be paid by PTA.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-888-899-2762, or write the Trust at 450 Wireless Boulevard, Hauppauge, NY  11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 24, 2011.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/longshortfund.pdf

BY ORDER OF THE BOARD OF TRUSTEES

James Ash, Esq., Secretary

Dated September 23, 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

PRESERVATION TRUST ADVISORS, LLC

AGREEMENT, made as of June 24, 2011, between Northern Lights Fund Trust, a Delaware statutory trust (the  "Trust "), and Preservation Trust Advisors, LLC., a limited liability company organized and existing under the laws of Delaware (the  "Adviser ") located at One Embarcadero Center, Suite 1140, San Francisco, CA  94111.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the  "Act ");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares including the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a  "Fund, " and collectively as the  "Funds ");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any subadviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ( "Additional Series "), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in  "control, " as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the  "1933 Act "), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of he Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent  "access persons " (as that term is defined in Rule 17j-1 from violating the code.

9. Retention of Sub-Advisers.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser and the Trust from the U.S. Securities and Exchange Commission, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing, all or a portion of, the investment of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which this Agreement is approved by an affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined under the Act, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name  "Northern Lights. "

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms  "vote of a majority of the outstanding voting securities, "  "interested persons, "  "assignment " and  "affiliated person, " as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Andrew Rogers

Title: President

PRESERVATION TRUST ADVISORS, LLC

By: ____________________________

Name: Christopher R. Wolf

Title: Chief Executive Officer

NORTHERN LIGHTS FUND TRUST INVESTMENT ADVISORY AGREEMENT

APPENDIX A

SELECT FUND(S) OF THE TRUST AS OF June 24, 2011

NAME OF FUND

The Long-Short Fund

ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

1.25%

PROXY CARD FOR

THE LONG-SHORT FUND

THE LONG-SHORT FUND

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 24, 2011

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Jim

Colantino,  Andrew  Rogers  and  James  Ash  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to

be held at the offices of the Trust's administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on October 24, 2011 at

10:00  a.m.,  Eastern  time,  and  at  any  and  all  adjournments  thereof,  all  shares  of  beneficial  interest  of  The  Long-Short

Fund,  on  the  proposals  set  forth  regarding  the  approval  of  a  new  investment  management  agreement  between  the  Trust and  Preservation  Trust  Advisors,  LLC,  approval  of  the  Fund's  reliance  on  an  order  (if  granted)  by  the  SEC  for  exemption from  certain  requirements  under  the  Investment  Company  Act  of  1940,  as  amended,  and  any  other  matters  properly brought before the Meeting.

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

YOUR  SIGNATURE  IS  REQUIRED  FOR  YOUR  VOTE  TO  BE  COUNTED.

The  undersigned  acknowledges  receipt  with  this  Proxy  Statement  of  the  Board  of

Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this

Proxy.   If the shares are held jointly, each holder should sign this Proxy.   Attorneys-

in-fact,  executors,  administrators,  trustees  or  guardians  should  indicate  the  full  title and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

VOTE BY PHONE:

To  cast  your  vote  by  phone  with  a  proxy  voting  representative,  call  toll-free  1(800)  814-0457  and

provide   the   representative   with   the   TAG   ID   found   on   the   bottom   left   of   this   proxy   card.

Representatives  are  available  to  take  your  voting  instructions  Monday  through  Friday  9:00  A.M.  to

10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot,

sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy

Services, P.O. Box 6500, Carlstadt, NJ 07072-0500.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY OCTOBER 24, 2011 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

THE LONG-SHORT FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  COMPANY'S  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED

PRIOR  TO  ITS  EXERCISE  BY  FILING  WITH  THE  SECRETARY  OF  THE  COMPANY  AN  INSTRUMENT  REVOKING

THIS  PROXY  OR  A  DULY  EXECUTED  PROXY  BEARING  A  LATER  DATE,  OR  BY  APPEARING  IN-PERSON  AND

VOTING AT THE MEETING.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

FOR

AGAINST

ABSTAIN

1.   To  approve  a  new  Management  Agreement  with  Preservation

Trust Advisors, LLC.

2.   To   approve   reliance   upon   an   order   (if   granted)   from   the

Securities and Exchange Commission exempting the Trust and

PTA  from  certain  provisions  of  the  Investment  Company  Act of  1940,  as  amended,  and  rules  thereunder  that  would  permit

PTA  to  enter  into  new  sub-advisory  agreements,  or  to  amend

the   terms   of   existing   sub-advisory   agreements,   with   the

approval  of  the  Board  of  Trustees,  but  without  the  approval  of shareholders.

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 814-0457

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

A COPY OF THE PROXY STATEMENT AND SAMPLE OF THE BALLOT ARE AVAILABLE ONLINE AT:

www.proxyonline.us/docs/LongShortFund.pdf

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID

SCANNER CODE

CUSIP